                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 25, 2003

                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact name of registrant)

        Delaware                        333-99451              52-1495132
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(State or other jurisdiction    (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)


        343 Thornall Street, Edison, NJ                    08837
        -----------------------------------------      ------------
        (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:    (732) 205-0600

Item 5.  Other Events:


         On or about July 25, 2003, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2003-S1, Series 2003-S2, Series 2003-S3 and Series 2003-S4 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

              Exhibits        Description
              --------        ---------------

              20.1 Monthly Reports with respect to the July 25, 2003 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 29, 2003

                                     JPMorgan Chase Bank
                                     (f/k/a "The Chase Manhattan Bank"),
                                     As Paying Agent, on behalf of
                                     Chase Mortgage Finance Corp.



                                     By:  /s/ Andrew M. Cooper
                                     -----------------------------------
                                     Name:  Andrew M. Cooper
                                     Title: Assistant Vice President

                     INDEX TO EXHIBITS
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Exhibit No.          Description
---------------      -----------------
20.1                 Monthly Reports with respect to the distribution to
                     certificateholders on July 25, 2003.